Filed pursuant to Rule 497(a)

File No. 333-223483

Rule 482ad

MAIN STREET CAPITAL CORPORATION
$250,000,000
5.200% Notes due 2024
PRICING TERM SHEET
April 17, 2019

The following sets forth the final terms of the 5.200% Notes due 2024 and should only be read together with the preliminary prospectus supplement dated April 17, 2019, together with the accompanying prospectus dated April 27, 2018, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	Main Street Capital Corporation

Security:	5.200% Notes due 2024

Expected Rating*:	BBB Stable (S&P)

Aggregate Principal Amount Offered:	$250,000,000

Maturity:	May 1, 2024

Trade Date:	April 17, 2019

Settlement Date**:	April 23, 2019 (T+3)

Use of Proceeds:	Repayment of outstanding debt under Credit Facility

Price to Public (Issue Price):	99.125%

Coupon (Interest Rate):	5.200%

Yield to Maturity:	5.401%

Spread to Benchmark Treasury:	+300 basis points

Benchmark Treasury:	2.125% due March 31, 2024

Benchmark Treasury Price and Yield:	$98-23 and 2.401%

Interest Payment Dates:	May 1 and November 1 of each year, commencing November 1, 2019

Optional Redemption:	The Company may redeem in whole or in part at any time, or from time to time, at a redemption price equal to the greater of
(1) 100% of the principal amount of the Notes to be redeemed or

(2)         the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate (as defined in “Description of the Notes”) plus 45 basis points plus, in each case, accrued and unpaid interest to but excluding the redemption date

Offer to Purchase upon a Change of Control Repurchase Event:

If a Change of Control Repurchase Event (as defined in “Description of the Notes”) occurs prior to maturity, holders will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

Denomination:	$2,000 and integral multiples of $1,000 in excess thereof

CUSIP:	56035LAD6

ISIN:	US56035LAD64

Underwriting Discount:	0.650%

Active Bookrunner:	RBC Capital Markets, LLC

Passive Bookrunners:	Goldman Sachs & Co. LLC

Raymond James & Associates, Inc.

BB&T Capital Markets, a division of BB&T Securities, LLC

Co-Managers:	Comerica Securities, Inc

WoodRock Securities, L.P.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

** Under Rule 15c6-1 of the Securities Exchange Act of 1934, trades in the secondary market generally are required to settle no later than two business days after the trade date, unless the parties to such trade expressly agree otherwise at the time of the trade. Accordingly, purchasers who wish to trade on any date more than two business days prior to delivery of the Notes will be required, by virtue of the fact that the Notes initially will settle in three business days (T+3), to specify alternative settlement arrangements to prevent a failed settlement.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Main Street Capital Corporation before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about Main Street Capital Corporation and should be read carefully before investing.

The information in the Preliminary Prospectus and in this announcement is not complete and may be changed. The Preliminary Prospectus and this announcement are not offers to sell any securities of Main Street Capital Corporation and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission web site at www.sec.gov. Alternatively, copies the Preliminary Prospectus may be obtained from: RBC Capital Markets, LLC, 200 Vesey Street New York, NY 10281 Attn: Prospectus Department, tel: 866-375-6829, email: RBCNYFixedIncomeProspectus@rbccm.com.